239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 NASDAQ: MRBK Q4'2022 Investor Presentation

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 2Meridian Corporation FORWARD-LOOKING STATEMENTS Meridian Corporation (the “Corporation”) may from time to time make written or oral “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Meridian Corporation’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Meridian Corporation’s control). Numerous competitive, economic, regulatory, legal and technological factors, risks and uncertainties that could cause actual results to differ materially include, without limitation, the impact of the COVID-19 pandemic and government responses thereto; on the U.S. economy, including the markets in which we operate; actions that we and our customers take in response to these factors and the effects such actions have on our operations, products, services and customer relationships; and the risk that the Small Business Administration may not fund some or all Paycheck Protection Program (PPP) loan guaranties; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and the effects of inflation, a potential recession, among others, could cause Meridian Corporation’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. Meridian Corporation cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward- looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Meridian Corporation’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2021 and subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. Meridian Corporation does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Meridian Corporation or by or on behalf of Meridian Bank.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 3Meridian Corporation COMPANY SNAPSHOT (1) Includes home equity loans, residential mortgage loans held in portfolio and individual consumer loans. Profile and Business Lines • Core Banking: C&I, CRE, construction, SBA, and consumer lending; lease financing through Meridian Equipment Finance, ® title insurance, and deposit/ treasury services. • Meridian Mortgage: residential lending to homeowners and small scale investors originated in the PA, NJ, DE, VA, MD and DC and FL markets. • Wealth Management Services through Meridian Wealth Partners, ® a registered investment advisor and subsidiary of the Bank. Approx. $1 billion in AUM. Meridian specializes in business and industrial lending, retail and commercial real estate lending, electronic payments, along with a broad menu of high-yield depository products supported by robust online and mobile access. Cash & investments 10% C & I loans 30% PPP loans 0% CRE loans 27% Construction loans 13% Consumer loans(1) 14% Residential loans HFS 1% FF & E < 1% Other assets 4% Asset Mix at December 31, 2022

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 4Meridian Corporation GEOGRAPHIC FOOTPRINT Branches Mortgage LPOs • Serves Pennsylvania, New Jersey, DE & MD • Philadelphia MSA is 8th largest MSA in the US • Expansion into growing central Maryland MSA Regional Market • HQ in Malvern, PA • Six full service branches • 13 mortgage loan production offices and 1 commercial loan production office • Bonita Springs, FL • Situated between Fort Myers and Naples, FL Satellite Commercial Loan Production Office *******************************

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 5Meridian Corporation INVESTMENT HIGHLIGHTS • Deliver strong balance sheet growth with above peer profitability. • "Go to" bank in the Delaware Valley - provides financial services across the lending spectrum. • Financial services business model with significant non-interest income streams in Meridian Mortgage, SBA Lending and Meridian Wealth Partners. • Demonstrated organic growth engine in diversified loan segments, capitalizing on sales culture and market disruption in the Delaware Valley tri-state market. • Ripe for expansion in MD/DC market. • Valuable customer base trained to use electronic channel. • Skilled, long-tenured management team with extensive in-market experience. • Excellent historical asset quality with diversified loan portfolio. • Nationally recognized as a great place to work; very low historical employee turnover.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 6Meridian Corporation Q4'2022 and YTD HIGHLIGHTS 1) As of and for the quarter ended and year ended December 31, 2022, per January 30, 2023 press release. 2) Includes PPP loans, loans held for sale and loans held for investment. 3) A Non-GAAP measure. See Non-GAAP reconciliation in the Appendix. Financial Highlights ¹ Balance Sheet ($ in Millions) Profitability (%) - 12/31/2022 Asset Quality (%) Balance Sheet: • Total assets increased $140.3 million, or 7.3%, to $2.1 billion as of December 31, 2022, from September 30, 2022 • Portfolio loans, excluding SBA PPP, grew $135.5 million, or 8.5% quarter-over-quarter and 33.7% on an annualized basis • Commercial real estate/construction portfolio grew $47.2 million, or 6.0% quarter-over-quarter and 23.9% on an annualized basis • Leases grew $9.4 million, or 7.3% quarter-over-quarter. Income Statement (QTD and YTD): • Net income was $4.6 million, or $0.77 per diluted share QTD, and $21.8 million, or $3.58 YTD. • Continued strong loan growth leading to a 20.9% increase in interest income QTD, and 24.0% YTD. • The return on average equity ("ROE") and return on average assets ("ROA") were 11.91% and 0.92% QTD and 13.87% and 1.18% YTD. • Net interest margin ("NIM") strong at 3.93% QTD and 3.98% YTD. • On January 26, 2023, the Board of Directors declared a quarterly cash dividend of $0.25 per common share Total Assets $ 2,062 Total Loans & Leases² $ 1,766 Deposits $ 1,712 Equity $ 153 Tangible Equity to Tangible Assets3 7.25 % QTD YTD ROE 11.91% 13.87% ROA 0.92% 1.18% NIM 3.93% 3.98% ALLL / Loans & Leases3 1.09% NCOs (recoveries) / Loans 0.05% Nonaccrual Loans / Loans 1.20 % Earnings per share YTD $ 3.58 Price per common share $ 30.29 Annual dividends per share $ 0.80 Dividend yield 2.6 % Payout ratio 22.30 % Share Data at 12/31/2022

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 7Meridian Corporation SUMMARY INCOME STATEMENT • Net interest income was up $492 thousand, or 2.7%, Q4'2022 over Q3'2022 and up $7.0 million, or 11.1%, YTD 2022 over YTD 2021 • Bank segment represents 104.6% of pre-tax income for Q4'2022 and 102.1% YTD 2022. • Loan/deposit bank operations are the engine of MRBK, with bank segment at 65.8% and 59.3% efficiency ratio for Q4'2022 and YTD 2022, respectively. (dollars in thousands) Quarter Ended Year Ended Summary Income Statement Q4'2022 Q3'2022 12/31/2022 12/31/2021 Net interest income $ 18,518 $ 18,026 $ 70,128 $ 63,111 Provision for loan losses 746 526 2,488 1,070 Non-interest income 7,996 10,224 41,724 87,988 Non-interest expense 20,047 20,261 81,445 103,727 Income before Income taxes 5,721 7,463 27,919 46,302 Income taxes 1,164 1,665 6,091 10,717 Net Income $ 4,557 $ 5,798 $ 21,828 $ 35,585 Earnings per Share Q4'2022 Q3'2022 12/31/2022 12/31/2021 Basic earnings per share $ 0.80 $ 0.99 $ 3.70 $ 5.91 Diluted earnings per share $ 0.77 $ 0.96 $ 3.58 $ 5.73 Pre-tax Income by Segment Q4'2022 Q3'2022 12/31/2022 12/31/2021 Bank $ 5,982 $ 7,513 $ 28,515 $ 30,349 Wealth 211 552 2,030 1,321 Mortgage (472) (602) (2,626) 14,632 Total Pre-tax Income $ 5,721 $ 7,463 $ 27,919 $ 46,302 % of Pre-tax Income by Segment 104.6% 3.7% Bank Wealth Mortgage 1) A non-GAAP measure. See Non-GAAP reconciliation in the Appendix.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 8Meridian Corporation Net Interest Margin Trend 3.83% 3.89% 4.07% 4.01% 3.93% 3.76% 3.82% 3.95% 3.99% 3.92% 0.07% 0.07% 0.12% 0.01% PPP Impact NIM Ex PPP Q4'2021 Q1'2022 Q2'2022 Q3'2022 Q4'2022 (0.50)% —% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% NET INTEREST MARGIN • NIM was 3.93% for Q4'2022 down from 4.01% for Q3'2022, due to increases in interest expense. • Interest earning asset yield increased 78 bps to 5.88%, while cost of funds up 90 bps. Loan yields benefited from Fed interest rate increases. $718 million in loans repriced with avg. increase of 129 bps. • As a result of a higher level of borrowings at December 31, 2022, the balance sheet has shifted to be more liability sensitive. • Net interest income would likely decrease by 2% in an instantaneous 100 bps rate rise while increasing approximately 1% in a 100 bps rate decline. In a ramped scenario, where rates move up or down 100 basis points over a 12-month period, NII is relatively neutral, decreasing approximately 1% in a 100 bps rate rise or fall. Yield on Earning Assets / Cost of Funds 4.28% 4.35% 4.65% 5.10% 5.88% 0.49% 0.50% 0.61% 1.17% 2.07% Yield on earning assets Cost of funds Q4'2021 Q1'2022 Q2'2022 Q3'2022 Q4'2022 0.02%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 9Meridian Corporation NON-INTEREST INCOME Non-interest income decreased $2.2 million or 21.8% from Q3'2022 • Mortgage banking revenue decreased from Q3'2022, down $2.9 million, or 38.1%, including the fair value and hedging impacts. • SBA loan income decreased $467 thousand as the value of loans sold was down in Q4'2022 compared to Q3'2022. There were 19 loans totaling $17.2 million sold in Q4'2022 compared to 16 loans for $20.8 million in Q3'2022. Gross margin on sales declined 8 basis points to 5.0% in Q4'2022. Also contributing to the decline in income was increased amortization, and impairment of $128 thousand on SBA servicing assets. • Wealth management income decreased $53 thousand, or 4.8%, due to the effect of market conditions on assets under management. • Other income increased $1.2 million, or 237.6%, over the prior quarter due to an increase of $977 thousand in the fair value of loans held-for- investment, combined with smaller increases in swap fee income, title fee income, FHLB stock dividend income and broker fee income. (Dollars in thousands) Q4'2022 Q3'2022 Change Mortgage banking income (incl. FV chg) 4,715 7,618 (2,903) Wealth management income 1,061 1,114 (53) SBA income 522 989 (467) Other income 1,698 503 1,195 Total $ 7,996 $ 10,224 ($2,228) 59.0% 13.3% 6.5% 21.2% Mortgage banking income (incl. FV change) Wealth management income SBA income Other income (% of total non-interest income during Q4'2022)

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 10Meridian Corporation MORTGAGE PERFORMANCE • Margin: Q4'22 margin yield flat at 2.67% quarter over quarter • Volume continues to be impacted by higher mortgage rates, lack of home inventory, and high property values. • Q3/Q4 expense actions: ◦ Reduction in FTEs as well as pay cuts and compensation changes ◦ Salary overhead expense savings for Q4 from cumulative 2022 actions of $741 thousand. ◦ Closed two loan offices in November

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 11Meridian Corporation NON-INTEREST EXPENSE Non-Interest Expense decreased $214 thousand or 1.1% from Q3'2022 • Salaries and employee benefits decreased due to a decrease of $1.9 million for mortgage segment from to a further reduction in workforce, partially offset by a $1.3 million increase for bank and wealth segments combined, due to increased incentive and stock based compensation. • Professional fees increased $77 thousand due to legal expense incurred related to loans. • Data processing and information technology expense increased $71 thousand, or 4.9% due to an increase in deposit processing fees which are based on volume and interest rates. • Other expense was up due to year-end business development efforts and other costs involved with other real estate owned. 66% 6% 5% 7% 17% Salaries and employee benefits Occupancy and equipment Professional fees Data processing and information technology Other (% of total non-interest expense during Q4'2022) (Dollars in thousands) Q4'2022 Q3'2022 Change Salaries and employee benefits 12,794 13,360 (566) Occupancy and equipment 1,218 1,191 27 Professional fees 976 899 77 Data processing and information technology 1,513 1,442 71 Other 3,546 3,369 177 Total $20,047 $20,261 ($214)

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 12Meridian Corporation LOAN PORTFOLIO DIVERSIFICATION

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 13Meridian Corporation 1.65% 1.58% 1.52% 1.46% 1.38% 1.27% 1.20% 1.09% Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 —% 0.50% 1.00% 1.50% ASSET QUALITY 1) Includes loans held for sale and held for investment. 2) NPL's down $1.8 million Q3 22 to Q4 22 (main changes: decline of $5.7 million in C&I loans / increase of $3.1 million in SBA loans) and $1.7 million NPL in Q3 22 now classified as OREO property in Q4 22 3) Excludes loans held for sale and PPP loans which is a non-GAAP measure. See Appendix for Non-GAAP to GAAP reconciliation. Non-performing Loans & Assets Ratios(1) (2) Net Chargeoffs / Average Loans Reserves / Loans (3) 0.56% 0.55% 0.61% 1.57% 1.51% 1.46% 1.40% 1.20% 0.49% 0.48% 0.52% 1.34% 1.25% 1.24% 1.20% 1.11% Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 0.00% 0.50% 1.00% 1.50% 0.00% 0.01% —% 0.00% 0.04% 0.04% 0.02% 0.05% Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 0.00% 0.03% 0.05% 0.08% $599 $96 $597 $(222) $615 $602 $526 $746 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 $(500) $— $500 $1,000 $1,500 Provision for Loan Losses ($000's)

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 14Meridian Corporation STRONG CAPITAL POSITION • All capital ratios(1) exceed well capitalized regulatory requirements ◦ Bank level - Community Banking Leverage Ratio of 9.95% compared to minimum of 9.0% - $18.8 million of excess capital • On January 26, 2023, the Board of Directors declared an increase in the Q4'2022 dividend to $0.25 per common share Excess Capital (000s) $61,826 $14,065 $41,534 $37,470 8.13% 8.77% 8.77% 12.05% Regulatory Minimum Excess Capital Ratio Tier 1 Leverage Ratio ($) Tier 1 Risk Based Ratio ($) CE Tier 1 Ratio ($) Total Risk Based Ratio ($) $— $60,000 $120,000 $180,000 $240,000 6.00% 8.00% 10.00% 12.00% 14.00% (1) Capital ratios reflect Meridian Corporation ratios.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 15Meridian Corporation APPENDIX - HISTORICAL FINANCIAL HIGHLIGHTS AND RECONCILIATIONS OF NON-GAAP MEASURES

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 16Meridian Corporation HISTORICAL FINANCIAL HIGHLIGHTS 1) Includes loans held for sale and held for investment. 2) Includes loans held for investment (excluding loans at fair value and PPP loans). 3) A Non-GAAP measure. See Appendix for Non-GAAP to GAAP reconciliation. As of or the Quarter Ended As of or the Year Ended (dollars in thousands) Q4'2022 Q3'2022 Q4'2021 2022Y 2021Y 2020Y Balance Sheet Total Assets $ 2,062,228 $ 1,921,924 $ 1,713,443 $ 2,062,228 $ 1,713,443 $ 1,720,197 Loans (1) 1,765,925 1,644,149 1,467,339 1,765,925 1,467,339 1,513,963 Deposits 1,712,479 1,673,553 1,446,413 1,712,479 1,446,413 1,241,335 Gross Loans / Deposits 103.12% 98.24% 101.45% 103.12% 101.45% 121.96 % Capital Total Equity $ 153,280 $ 151,161 $ 165,360 $ 153,280 $ 165,360 $ 141,622 Tangible Common Equity / Tangible Assets - HC (3) 7.25% 7.67% 9.42% 7.25% 9.42% 7.99 % Tangible Common Equity / Tangible Assets - Bank (3) 8.80 9.61 11.54 8.80 11.54 10.25 Tier 1 Leverage Ratio - HC 8.13 8.54 9.39 8.13 9.39 8.96 Tier 1 Leverage Ratio - Bank 9.95 10.52 11.51 9.95 11.51 11.54 Total Capital Ratio - HC 12.05 12.80 14.81 12.05 14.81 14.55 Total Capital Ratio - Bank 11.87 12.70 14.63 11.87 14.63 14.54 Commercial Real Estate Loans / Total RBC 232.8% 211.3% 167.2% 232.8% 167.2% 172.2 % Earnings & Profitability Net Income $ 4,557 $ 5,798 $ 7,719 $ 21,828 $ 35,585 $ 26,438 ROA 0.92% 1.23% 1.74% 1.18% 2.06% 1.78 % ROE 11.91 14.59 19.15 13.87 23.74 21.33 Net Interest Margin (NIM)(TEY) 3.93 4.01 3.83 3.98 3.77 3.40 NIM (TEY, excluding PPP loans and PPPLF borrowings) (3) 3.92 3.99 3.76 3.92 3.72 3.47 Non-Int Inc. / Avg. Assets 1.62 2.17 3.86 2.26 5.09 5.85 Efficiency Ratio 75.61% 71.72% 71.05% 72.81% 68.65% 68.50 % Asset Quality Nonaccrual Loans / Loans (1) 1.20% 1.40% 1.57% 1.20% 1.57% 0.62 % NPAs / Assets 1.11 1.20 1.34 1.11 1.34 0.46 Reserves / Loans (2) (3) 1.09 1.20 1.46 1.09 1.46 1.65 NCOs / Average Loans 0.05% 0.02% — % 0.15% 0.00% 0.00 % Yield and Cost Yield on Earning Assets (TEY) 5.88% 5.10% 4.28% 5.02% 4.27% 4.35 % Yield on Earning Assets (TEY), excluding PPP loans) (3) 5.88 5.09 4.23 4.99 4.26 4.51 Cost of Deposits 1.92 1.01 0.33 0.97 0.48 1.07 Cost of Interest-Bearing Liabilities 2.51% 1.41% 0.60% 1.36% 0.65% 1.18%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 17Meridian Corporation Net Interest Margin, (TEY), Excluding PPP Loans & PPPLF Borrowings Yield on Interest Earning Assets, (TEY), Excluding PPP income (dollars in thousands) Q4'2022 Q3'2022 Q2'2022 Q1'2022 Q4'2021 Net interest margin (TEY) (GAAP) 3.93% 4.01% 4.07% 3.89% 3.83 % Impact of PPP loans and PPPLF borrowings (0.01) % (0.02) % (0.12) % (0.07) % (0.07) % Net interest margin (TEY), excluding PPP loans and PPPLF borrowings 3.92% 3.99% 3.95% 3.82% 3.76 % Yield on interest earning assets, tax equivalent (GAAP) 5.88% 5.10% 4.65% 4.35% 4.28 % Impact of PPP loans — % (0.01) % (0.11) % (0.04) % (0.05) % Yield on interest earning assets (TEY), excluding PPP income 5.88% 5.09% 4.54% 4.31% 4.23 % Allowance For Loan Losses to Loans, Net of Fees and Costs, Excluding PPP Loans and Loans at Fair Value (dollars in thousands) December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 Allowance for loan losses (GAAP) $ 18,828 $ 18,974 $ 18,805 $ 18,826 $ 18,758 Loans, net of fees and costs (GAAP) 1,743,682 1,610,349 1,518,893 1,431,906 1,386,457 Less: PPP loans (4,579) (8,610) (21,460) (49,680) (88,245) Less: Loans fair valued (14,502) (14,702) (16,212) (17,375) (17,558) loans (non-GAAP) $ 1,724,601 $ 1,587,037 $ 1,481,221 $ 1,364,851 $ 1,280,654 Allowance for loan losses to loans, net of fees and costs (GAAP) 1.08% 1.18% 1.24% 1.31% 1.35 % PPP loans and loans at fair value (non-GAAP) 1.09% 1.20% 1.27% 1.38% 1.46 % RECONCILIATION OF NON-GAAP MEASURES Meridian believes that non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts. The non-GAAP disclosure have limitations as an analytical tool, should not be viewed as a substitute for performance and financial condition measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of Meridian’s results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 18Meridian Corporation (dollars in thousands) December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 Tangible common equity ratio - Consolidated: Total stockholders' equity (GAAP) $ 153,280 $ 151,161 $ 156,087 $ 157,684 $ 165,360 Less: Goodwill and intangible assets (4,074) (4,125) (4,176) (4,227) (4,278) Tangible common equity (non-GAAP) $ 149,206 $ 147,036 $ 151,911 $ 153,457 $ 161,082 Total assets (GAAP) $ 2,062,228 $ 1,921,924 $ 1,853,019 $ 1,831,589 $ 1,713,443 Less: Goodwill and intangible assets (4,074) (4,125) (4,176) (4,227) (4,278) Tangible assets (non-GAAP) $ 2,058,154 $ 1,917,799 $ 1,848,843 $ 1,827,362 $ 1,709,165 Tangible common equity ratio (non-GAAP) 7.25% 7.67% 8.22% 8.40% 9.42 % Tangible common equity ratio - Bank: Total stockholders' equity (GAAP) $ 185,039 $ 188,386 $ 192,212 $ 194,347 $ 201,486 Less: Goodwill and intangible assets (4,074) (4,125) (4,176) (4,227) (4,278) Tangible common equity (non-GAAP) $ 180,965 $ 184,261 $ 188,036 $ 190,120 $ 197,208 Total assets (GAAP) $ 2,059,557 $ 1,921,714 $ 1,852,998 $ 1,831,461 $ 1,713,318 Less: Goodwill and intangible assets (4,074) (4,125) (4,176) (4,227) (4,278) Tangible assets (non-GAAP) $ 2,055,483 $ 1,917,589 $ 1,848,822 $ 1,827,234 $ 1,709,040 Tangible common equity ratio (non-GAAP) 8.80% 9.61% 10.17% 10.40% 11.54 % RECONCILIATION OF NON-GAAP MEASURES